American Opportunity Income Fund - 1997 Semiannual Report

1997 Semiannual Report

AMERICAN
OPPORTUNITY
INCOME
FUND


OIF


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

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CONTENTS

Average Annualized Total Returns . . . . . . . . . . . . . . . . . 1

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . 2

Financial Statements and Notes . . . . . . . . . . . . . . . . . . 5

Investments in Securities  . . . . . . . . . . . . . . . . . . . .17

Glossary***  . . . . . . . . . . . . . . . . . . . . . . . . . . .21


*** This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.

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AMERICAN OPPORTUNITY INCOME FUND
--------------------------------

PRIMARY INVESTMENTS
Mortgage-backed securities, including U.S. government and agency securities and privately issued securities. The fund's investments in mortgage-backed securities include derivative securities, and the fund may purchase securities through the dollar-roll program and enter into reverse repurchase agreements. Investments in certain mortgage-backed derivative securities, the purchase of securities through the dollar-roll program and the use of reverse repurchase agreements may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

AVERAGE ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------

Based on net asset value for the periods ended April 30, 1997
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[GRAPH]

American Opportunity Income Fund's average annualized total return figures are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year and since inception periods ended April 30, 1997, were 13.49%, 0.79%, and 6.03%, respectively. These figures also assume distributions were reinvested and do not reflect sales charges.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

The Lehman Brothers Mutual Fund 5-10 Year Government Index is an index of all U.S. government agency and Treasury securities with maturities of 5-10 years. The index does not reflect expenses or transaction costs. The since inception number for the Lehman index is calculated from the month end following the fund's inception through April 30, 1997.


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       1997 Semiannual Report     1     American Opportunity Income Fund

PORTFOLIO MANAGERS' LETTER
-------------------------------------------------------------------------------

[PHOTO]
WORTH BRUNTJEN
shares responsibility for the management of American Opportunity Income Fund. He has 30 years of financial experience.
-------------------------------------------------------------------------------
June 13, 1997
-------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997, THE NET ASSET VALUE TOTAL RETURN FOR AMERICAN OPPORTUNITY INCOME FUND WAS 2.06%.* This compares favorably to the fund's benchmark,*** the Lehman Brothers Mutual Fund 5-10 Year Government
Index, which returned 1.00% for the same period. The fund's six-month total return based on market price was 1.56%. The fund's strong relative performance was largely due to its investments in mortgage-backed securities, which performed well during this period.

DURING THE SIX-MONTH REPORTING PERIOD, CONDITIONS WERE RIGHT FOR MORTGAGE-BACKED SECURITIES, INCLUDING THOSE IN THIS FUND, TO OUTPERFORM OTHER SECTORS OF THE BOND MARKET. This was a time of rising interest rates, triggered by strong economic reports (which raised inflation concerns among investors) and a move by the Federal Reserve Board to slightly tighten monetary policy and


* ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS, BUT NOT SALES CHARGES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
As a percentage of total assets on April 30, 1997

[CHART]

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

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        1997 Semiannual Report    2      American Opportunity Income Fund

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[PHOTO]
BRUCE SALVOG
shares responsibility for the management of American Opportunity Income Fund. He has 27 years of financial experience.
-------------------------------------------------------------------------------


raise the federal funds rate.*** The yield on the 10-year Treasury note rose during the period from a low of 6.04% in November to 6.98% in April. In this environment, mortgage-backed securities performed well for four reasons: higher yields, slightly shorter effective durations*** in comparison to other fixed income securities of comparable maturities, an easing of refinancing fears and relatively low market volatility.

IN LATE APRIL, WE BEGAN TO LENGTHEN THE FUND'S EFFECTIVE DURATION IN ANTICIPATION OF STABLE TO LOWER INTEREST RATES. Because of its extended duration, the fund was well positioned for the bond market rally that has since unfolded. We based our strategy on our belief that yields on the 10-year Treasury (which were near 7% at that time) represented value to shareholders over the long run. At the end of the reporting period, duration was 6.2 years, compared to 5.5 years for the fund's benchmark. We continue to have the flexibility to extend duration further to enhance the fund's long-term income producing potential. Our current strategy is to target duration near 110% of the benchmark. Of course, this strategy may change as our market outlook changes.

OTHER CHANGES TO THE FUND DURING THE SIX-MONTH PERIOD INCLUDED AN INCREASE IN THE FUND'S ALLOCATION TO TREASURY SECURITIES, WHICH REPRESENTED 28% OF THE FUND'S TOTAL ASSETS ON APRIL 30. This is a higher allocation than normal for this fund; however, we believe that mortgage-backed securities have become fully valued,*** with yield spreads*** more typical of a higher interest rate environment. Long duration Treasury securities typically outperform mortgage securities when interest rates fall.

WE EXPECT THAT A SLOWER, MORE SUSTAINABLE PACE OF ECONOMIC GROWTH OVER THE REST OF THE YEAR WILL KEEP INFLATION LOW. Continued low inflation is the key variable in our positive outlook for lower rates and favorable bond market returns.

SETTLEMENT OF THE CLASS ACTION LAWSUIT AGAINST THE FUND IS PROGRESSING AND SHOULD BE COMPLETE THIS YEAR. Preliminary approval of the settlement was granted by the court, and members of the class received settlement notices and Proof of Claim and Release forms. These forms are being collected now, with a deadline of

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

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       1997 Semiannual Report     3      American Opportunity Income Fund

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[PHOTO]
TOM MCGLINCH, CFA
shares responsibility for the management of American Opportunity Income Fund. He has 16 years of financial experience.
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October 21, 1997. A court hearing is scheduled for July 11 for final approval of the settlement. Assuming approval is granted, notices will be sent to class members regarding the fund's offer to repurchase up to 25% of outstanding shares at net asset value. (These notices will be sent within 45 days.) A repurchase fee of approximately 1 to 2 cents per share will be charged on all shares that are repurchased. This fee will be paid to the fund and used to pay for repurchase offer costs, which include legal, printing, mailing and other miscellaneous expenses.

Thank you for investing in American Opportunity Income Fund. We appreciate the opportunity to manage your assets and help you pursue your long-term investment goals.

Sincerely,

/s/Worth Bruntjen

Worth Bruntjen
Portfolio Manager


/s/Bruce Salvog

Bruce Salvog
Portfolio Manager


/s/Tom McGlinch

Tom McGlinch
Portfolio Manager



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         1997 Semiannual Report     4     American Opportunity Income Fund

Financial Statements (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  April 30, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $1,042,000) .........    $180,164,594
Cash in bank on demand deposit .............................          38,501
Principal receivable on mortgage securities ................          44,839
Accrued interest receivable ................................       1,828,092
                                                              ----------------
  Total assets .............................................     182,076,026
                                                              ----------------

LIABILITIES:
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................      14,952,838
Reverse repurchase agreements payable ......................      21,000,000
Accrued investment management fee ..........................          65,583
Accrued administrative fee .................................          23,635
Accrued interest ...........................................         148,267
Other accrued expenses .....................................          42,070
                                                              ----------------
  Total liabilities ........................................      36,232,393
                                                              ----------------
  Net assets applicable to outstanding capital stock .......    $145,843,633
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
Capital stock - authorized 250 million shares of $0.01 par
  value; outstanding, 22,663,473 shares ....................    $    226,635
Additional paid-in capital .................................     209,460,913
Undistributed net investment income ........................         497,918
Accumulated net realized loss on investments ...............     (63,625,511)
Unrealized depreciation of investments .....................        (716,322)
                                                              ----------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................    $145,843,633
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock .....    $       6.44
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost .............    $180,880,916
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          1997 Semiannual Report  5  American Opportunity Income Fund

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STATEMENT OF OPERATIONS  For the Six Months Ended April 30, 1997
 ..................................................................

INCOME:
Interest (net of interest expense of $567,829) .............     $ 5,421,227
Fee income (note 2) ........................................          83,218
                                                              -----------------

  Total investment income ..................................       5,504,445
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         392,933
Administrative fee .........................................         145,233
Custodian and accounting fees ..............................          52,803
Transfer agent fees ........................................           9,000
Reports to shareholders ....................................          15,618
Directors' fees ............................................           7,565
Audit and legal fees .......................................          33,578
Other expenses .............................................          37,930
                                                              -----------------
  Total expenses ...........................................         694,660
    Less expenses paid indirectly ..........................            (124)
                                                              -----------------

  Total net expenses .......................................         694,536
                                                              -----------------

  Net investment income ....................................       4,809,909
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments (note 4) ..................        (189,636)
Net realized loss on closed futures contracts ..............        (503,128)
                                                              -----------------

  Net realized loss on investments .........................        (692,764)
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (1,167,882)
                                                              -----------------

  Net loss on investments ..................................      (1,860,646)
                                                              -----------------

    Net increase in net assets resulting from operations ...     $ 2,949,263
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          1997 Semiannual Report  6  American Opportunity Income Fund

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STATEMENT OF CASH FLOWS  For the Six Months Ended April 30, 1997
 ..................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and fee income ....................................     $ 5,504,445
Net expenses ...............................................        (694,536)
                                                              -----------------
  Net investment income ....................................       4,809,909
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable and principal
    receivable on mortgage securities ......................        (518,422)
  Net amortization of bond discount and premium ............         (57,472)
  Change in accrued fees and expenses ......................         125,487
                                                              -----------------
    Total adjustments ......................................        (450,407)
                                                              -----------------

    Net cash provided by operating activities ..............       4,359,502
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      40,920,085
Purchases of investments ...................................     (40,725,348)
Net sales of short-term securities .........................         450,000
Net variation margin received from futures contracts .......          40,466
                                                              -----------------

    Net cash provided by investing activities ..............         685,203
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid to shareholders .........................      (5,031,291)
                                                              -----------------

    Net cash used by financing activities ..................      (5,031,291)
                                                              -----------------
Net increase in cash .......................................          13,414
Cash at beginning of period ................................          25,087
                                                              -----------------

    Cash at end of period ..................................     $    38,501
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase agreements
     .......................................................     $   481,993
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          1997 Semiannual Report  7  American Opportunity Income Fund

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STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                              SIX MONTHS ENDED
                                                                  4/30/97           YEAR ENDED
                                                                (UNAUDITED)          10/31/96
                                                              ----------------   ----------------
OPERATIONS:
Net investment income ......................................    $  4,809,909       $  9,905,260
Net realized loss on investments ...........................        (692,764)        (4,732,377)
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (1,167,882)         5,938,003
                                                              ----------------   ----------------

  Net increase in net assets resulting from operations .....       2,949,263         11,110,886
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (5,031,291)       (14,388,307)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
Payments for retirement of 265,800 shares (note 6) .........              --         (1,606,701)
                                                              ----------------   ----------------
  Total decrease in net assets .............................      (2,082,028)        (4,884,122)

Net assets at beginning of period ..........................     147,925,661        152,809,783
                                                              ----------------   ----------------

Net assets at end of period ................................    $145,843,633       $147,925,661
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Undistributed net investment income ........................    $    497,918       $    719,300
                                                              ----------------   ----------------
                                                              ----------------   ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          1997 Semiannual Report  8  American Opportunity Income Fund

        Notes to Financial Statements (Unaudited)
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(1) ORGANIZATION
 ................................
               American Opportunity Income Fund Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests principally in mortgage-backed securities including U.S. government agency securities and privately issued securities. The fund may purchase securities through the dollar-roll program. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol OIF.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available shall be valued at current market value. If market quotations or valuations are not available, or if Piper Capital Management Incorporated believes such quotations or valuations are inaccurate, unreliable or not reflective of market value, porfolio securities shall be valued in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities will be provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from broker-dealers. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded.

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          1997 Semiannual Report  9  American Opportunity Income Fund

---------------------------------------------------------------------

               Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  FUTURES TRANSACTIONS
               In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                  FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
               Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain
               (loss) on investments reflects changes in exchange rates as well as changes in the market value of investments.

               The fund may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund, and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from

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          1997 Semiannual Report  10  American Opportunity Income Fund

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               independent pricing sources. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of April 30, 1997, the fund had outstanding when-issued or forward commitments of $14,952,838.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended April 30, 1997, such fees earned by the fund amounted to $83,218.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

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          1997 Semiannual Report  11  American Opportunity Income Fund

---------------------------------------------------------------------

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "straddle" transactions and the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all

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          1997 Semiannual Report  12  American Opportunity Income Fund

---------------------------------------------------------------------
               agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the funds average weekly net assets and 4.50% of the daily gross income (i.e., income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month. The monthly investment management fee shall not exceed in the aggregate 1/12th of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide reporting, regulatory and record keeping services for the fund.

               In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees;

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          1997 Semiannual Report  13  American Opportunity Income Fund

---------------------------------------------------------------------
               registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended April 30, 1997 aggregated $47,256,908 and $40,920,085, respectively. Including dollar rolls, such purchases and sales aggregated $79,207,090 and $72,870,267, respectively.

(5) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers of $62,880,487 as of October 31, 1996, which, if not offset by subsequent capital gains, will expire in 2001 through 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(6) RETIREMENT OF
    FUND SHARES
 ................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund cumulatively repurchased and retired 500,200 shares, which represents 2.5% of the shares originally issued.

(7) PENDING
    LITIGATION
 ................................
               An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The named plaintiffs and defendants have executed a settlement agreement which the Court has preliminarily approved. If approved by a sufficiently large percentage of the class and granted final approval by the Court, the settlement agreement will provide $15.5 million to class members

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          1997 Semiannual Report  14  American Opportunity Income Fund

---------------------------------------------------------------------
               in payments by Piper Jaffray Companies Inc. and Piper Capital Management Incorporated scheduled during the next four years. The settlement also includes an agreement that OIF will offer to repurchase up to 25 percent of its outstanding shares from current shareholders at net asset value. The repurchase offer will occur after the effective date of the settlement following final Court approval. If the discount between net asset value and market price of this fund does not decrease to 5 percent or less within approximately two years after the effective date of the settlement, the fund's board will submit a shareholder proposal to convert this fund to an open-end format unless the board determines at that time that it would not be in fund shareholders' best interests to do so.

---------------------------------------------------------------------

          1997 Semiannual Report  15  American Opportunity Income Fund

---------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                               Six Months                                            Two
                                                 Ended         Year        Year         Year       Months       Year
                                                4/30/97        Ended       Ended       Ended        Ended       Ended
                                               (Unaudited)    10/31/96    10/31/95    10/31/94     10/31/93    8/31/93
                                               ----------     -------     -------     --------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........  $6.53          $ 6.66      $ 6.42      $ 10.68      $10.88      $11.33
                                               ----------     -------     -------     --------     -------     -------
Operations:
  Net investment income .....................   0.21            0.43        0.49         0.85        0.34        1.71
  Net realized and unrealized gains (losses)
    on investments ..........................  (0.08)           0.07        0.75        (3.53)      (0.37)      (0.02)
                                               ----------     -------     -------     --------     -------     -------
    Total from operations ...................   0.13            0.50        1.24        (2.68)      (0.03)       1.69
                                               ----------     -------     -------     --------     -------     -------
Distributions to shareholders:
  From net investment income ................  (0.22)          (0.63)      (1.00)       (1.48)      (0.17)      (1.22)
  From net realized gains on investments ....     --              --          --           --          --       (0.92)
  In excess of net realized gains on
    investments .............................     --              --          --        (0.10)         --          --
                                               ----------     -------     -------     --------     -------     -------
    Total distributions to shareholders .      (0.22)          (0.63)      (1.00)       (1.58)      (0.17)      (2.14)
                                               ----------     -------     -------     --------     -------     -------
Net asset value, end of period ..............  $6.44          $ 6.53      $ 6.66      $  6.42      $10.68      $10.88
                                               ----------     -------     -------     --------     -------     -------
                                               ----------     -------     -------     --------     -------     -------
Market value, end of period .................  $5.75          $ 5.88      $ 6.13      $  7.00      $11.63      $11.63
                                               ----------     -------     -------     --------     -------     -------
                                               ----------     -------     -------     --------     -------     -------

SELECTED INFORMATION
Total return, net asset value (a) ...........   2.06%           7.98%      20.98%      (27.61)%     (0.29)%     17.30%
Total return, market value (b) ..............   1.56%           6.85%       2.16%      (28.77)%      1.43%      21.82%
Net assets at end of period (in millions) .    $ 146          $  148      $  153      $   146      $  232      $  237
Ratio of expenses to average weekly net
  assets (c) ................................   0.96%(f)        1.01%       1.29%        1.39%       1.10%(f)    1.33%
Ratio of expenses to average weekly net
  assets including interest expense             1.74%(f)        1.42%         --         2.58%       1.62%(f)    2.78%
Ratio of net investment income to average
  weekly net assets .........................   6.62%(f)        6.72%       7.74%       10.73%      19.11%(f)   15.83%
Portfolio turnover rate (excluding short-term
  securities and dollar roll
  transactions) .............................     24%            118%        139%         169%         21%        104%
Amount of borrowings outstanding at end of
  period (in millions) (d) ..................  $  21          $   21      $   --      $    --      $   87      $   99
Per-share amount of borrowings outstanding at
  end of period .............................  $0.93          $ 0.92      $   --      $    --      $ 4.01      $ 4.57
Per-share amount of net assets, excluding
  borrowings, at end of period ..............  $7.36          $ 7.45      $   --      $    --      $14.69      $15.45
Asset coverage ratio (e) ....................    794%            804%         --           --         366%        338%

(A) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(B) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) INCLUDES 0.07%, 0.30%, 0.31% AND 0.29% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS ENDED OCTOBER 31, 1996, 1995 AND 1994 AND FISCAL YEAR ENDED AUGUST 31, 1993, RESPECTIVELY.
(D) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID SECURITIES ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(E) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(F)  ANNUALIZED.

---------------------------------------------------------------------

          1997 Semiannual Report  16  American Opportunity Income Fund

Investments in Securities (Unaudited)
---------------------------------------------------------------------

AMERICAN OPPORTUNITY INCOME FUND                                  April 30, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (116.8%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (81.7%):
    ADJUSTABLE RATE (B) (2.1%):
      6.60%, FHLMC, COFI, 10/1/19 .......................  $ 3,135,798      $  3,111,527
                                                                            ------------

    FIXED RATE (70.0%):
      7.00%, FHLMC, 9/1/10 ..............................    1,478,586         1,468,887
      6.50%, FHLMC, 1/1/26 ..............................    2,763,520         2,619,872
      6.50%, FHLMC, 3/1/26 ..............................      121,464           115,150
      6.50%, FHLMC, 4/1/26 ..............................    1,459,293         1,383,439
      6.50%, FHLMC, 4/1/26 ..............................    4,399,365         4,170,686
      6.50%, FHLMC, 4/1/26 ..............................    2,855,375         2,706,953
      7.50%, FHLMC, 8/1/25 ..............................   10,914,140        10,862,953
      7.00%, FHLMC, 9/1/10 ..............................    4,144,585         4,117,396
      7.00%, FNMA, 5/1/26 ...............................    3,919,852         3,801,747
      6.50%, FNMA, 5/1/11 ...............................    3,793,263         3,694,752
      6.50%, FNMA, 4/1/04 ...............................      990,000           971,747
      7.50%, FNMA, 2/1/26 ...............................    1,454,723         1,445,631
      7.00%, FNMA, 4/1/26 ...............................    2,215,843         2,149,079
      6.50%, FNMA, 4/1/11 ...............................    1,852,262         1,804,159
      6.50%, FNMA, 4/1/11 ...............................      901,475           878,064
      6.50%, FNMA, 4/1/11 ...............................    4,564,971         4,446,418
      6.50%, FNMA, 4/1/04 ...............................    5,036,490         4,946,790
      8.00%, FNMA, 4/1/27 ...............................    6,429,000(f)      6,511,356
      7.00%, FNMA, 1/1/08 ...............................    8,500,000(f)      8,425,625
      8.00%, GNMA, 7/15/26 ..............................    3,743,724         3,796,361
      8.00%, GNMA, 7/15/26 ..............................    4,983,674         5,053,744
      8.00%, GNMA, 7/15/26 ..............................    4,879,867         4,948,478
      9.00%, GNMA, 11/15/21 .............................    3,163,612         3,358,364
      6.50%, GNMA, 10/15/10 .............................    5,972,187         5,837,454
      7.00%, GNMA, 12/15/10 .............................    5,093,796         5,096,954
      9.00%, GNMA, 4/15/21 ..............................    4,380,776         4,668,242
      9.00%, GNMA, 10/15/22 .............................    2,706,536         2,873,150
                                                                            ------------
                                                                             102,153,451
                                                                            ------------

    Z-BOND (B) (9.6%):
      8.16%, FHLMC, Series 1870, Class Z, 1/15/24 .......    4,913,835         3,984,039
      8.63%, FNMA, Series 1994-93, Class Z, 2/25/24 .....    1,262,288         1,264,623
      8.18%, FNMA, Series 1996-35, Class Z, 7/25/26 .....    6,322,451         5,707,845

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Semiannual Report  17  American Opportunity Income Fund

---------------------------------------------------------------------

AMERICAN OPPORTUNITY INCOME FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      8.14%, Vendee Mortgage Trust, Series 1996-1, Class
        1Z, 2/15/26 .....................................  $ 3,785,933      $  2,999,708
                                                                            ------------
                                                                              13,956,215
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (35.1%):
      7.50%, U. S. Treasury Bond, 11/15/16 ..............    8,000,000         8,398,960
      6.13%, U. S. Treasury Note, 12/31/01 ..............    6,000,000(c)      5,898,900
      6.13%, U. S. Treasury Note, 7/31/00 ...............    5,000,000         4,955,000
      6.50%, U. S. Treasury Note, 8/15/05 ...............    4,000,000         3,942,160
      6.13%, U. S. Treasury Note, 9/30/00 ...............    9,000,000(c)      8,907,030
      5.63%, U. S. Treasury Note, 11/30/00 ..............   11,500,000(c)     11,190,190
      5.88%, U. S. Treasury Note, 11/15/99 ..............    8,000,000(c)      7,909,120
                                                                            ------------
                                                                              51,201,360
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $170,074,524)  .........................                    170,422,553
                                                                            ------------

PRIVATE MORTGAGE-BACKED SECURITIES (B) (1.5%):
  INTEREST-ONLY (0.0%):
      0.00%, Residential Funding Mortgage Securities I,
        Series 1992-S1, Class A7, 1/25/22 ...............           --(e)          7,917
                                                                            ------------

  INVERSE FLOATER (0.2%):
      22.56%, Citicorp Mortgage Securities, Series
        1990-14, Class A6, LIBOR, 9/25/20 ...............      270,706           271,383
                                                                            ------------

  Z-TRANCHE (1.3%):
      8.42%, Pacific Collateralized Mortgage Obligation
        Trust, Series 3, Class Z, 5/1/17 ................    1,866,200         1,908,581
                                                                            ------------

        Total Private Mortgage-Backed Securities
          (cost: $3,188,360)  ...........................                      2,187,881
                                                                            ------------

CORPORATE BONDS (4.5%):
      Coca-Cola Enterprises, 6.70%, 10/15/36 ............    3,500,000         3,465,000
      Lehman Brothers Inc., 7.50%, 8/1/26 ...............    3,000,000         3,047,160
                                                                            ------------

        Total Corporate Bonds
          (cost: $6,576,032)  ...........................                      6,512,160
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Semiannual Report  18  American Opportunity Income Fund

---------------------------------------------------------------------

AMERICAN OPPORTUNITY INCOME FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
SHORT-TERM SECURITIES (0.7%):
      Repurchase agreement with Goldman Sachs, acquired
        on 4/30/97, interest of $160, 5.53%, 5/1/97
        (cost: $1,042,000) ..............................  $ 1,042,000(d)   $  1,042,000
                                                                            ------------

        Total Investments in Securities
          (cost: $180,880,916) (g)  .....................                   $180,164,594
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S
          11TH DISTRICT.
         ADJUSTABLE RATE - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED INDEX. INTEREST RATE DISCLOSED IS IN EFFECT ON 4/30/97.
         INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO RECEIVE
          ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE INTEREST RATE PAID BY THE INVERSE FLOATER WILL GENERALLY CHANGE AT A MULTIPLE OF ANY CHANGE IN THE INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON APRIL 30, 1997.
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
          THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
         VENDEE - SECURITIES ISSUED THROUGH THE VENDEE LOAN PROGRAM,
          ADMINISTERED AND GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST BY THE VETERANS ADMINISTRATION (VA). THE VA GUARANTEE IS BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES GOVERNMENT.
(C) ON APRIL 30, 1997, SECURITIES VALUED AT $22,018,909 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENT(S):

                                                              NAME OF BROKER
              ACQUISITION                         ACCRUED     AND DESCRIPTION
   AMOUNT        DATE       RATE*       DUE      INTEREST      OF COLLATERAL
------------  ----------  ---------  ----------  ---------  -------------------
$ 16,000,000      3/6/97      5.45%    6/4/97    $ 135,645              (1)
   5,000,000     4/15/97      5.68%   7/14/97       12,622              (2)
------------                                     ---------
$ 21,000,000                                     $ 148,267
------------                                     ---------
------------                                     ---------

* INTEREST RATE AS OF APRIL 30, 1997. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET QUARTERLY.

---------------------------------------------------------------------

          1997 Semiannual Report  19  American Opportunity Income Fund

---------------------------------------------------------------------

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) MORGAN STANLEY; U.S. TREASURY NOTE, 6.13%, 9/30/00, $8,350,000 PAR
            U.S. TREASURY NOTE, 5.88%, 11/15/99, $1,600,000 PAR
            U.S. TREASURY NOTE, 5.63%, 11/30/00, $6,400,000 PAR
            U.S. TREASURY NOTE, 6.13%, 12/31/01, $500,000 PAR
         (2) MORGAN STANLEY; U.S. TREASURY NOTE, 5.63%, 11/30/00, $5,100,000 PAR
            U.S. TREASURY NOTE, 6.13%, 12/31/01, $500,000 PAR
(D)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(E)  BASED UPON ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS, INCOME IS
     CURRENTLY NOT BEING RECOGNIZED ON CERTAIN INTEREST-ONLY SECURITIES WITH AN
     AGGREGATE MARKET VALUE OF $7,917.
(F)  ON APRIL 30, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED
     BASIS WAS $14,952,838.
(G)  ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED
     ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,258,467
      GROSS UNREALIZED DEPRECIATION ......    (1,974,789)
                                            ------------
        NET UNREALIZED DEPRECIATION ......  $   (716,322)
                                            ------------
                                            ------------

---------------------------------------------------------------------

          1997 Semiannual Report  20  American Opportunity Income Fund

GLOSSARY OF TERMS***
-------------------------------------------------------------------------------

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

DOLLAR-ROLL PROGRAM
The dollar-roll program allows a fund to generate fee income by committing to pay for securities in the future at today's prices. Participation in the dollar-roll program increases the amount of assets exposed to market and interest rate risk, and therefore may, to the extent a fund remains fully invested, increase its net asset value volatility.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities.

If a fund has an AGGRESSIVE EFFECTIVE DURATION, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a DEFENSIVE EFFECTIVE DURATION, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

If a fund has a NEUTRAL EFFECTIVE DURATION, the duration is approximately the same as that of its benchmark.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

-------------------------------------------------------------------------------

       1997 Semiannual Report    21      American Opportunity Income Fund

-------------------------------------------------------------------------------

FEDERAL FUNDS RATE
The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market, unlike the prime rate and the discount rate, which are periodically changed by banks and by the Federal Reserve Board, respectively.

FULLY VALUED
A security is considered fully valued if it has reached a price at which analysts think its earnings power has been recognized by the market. If the security is valued higher than that price, it is considered overvalued. If its price goes down, it is termed undervalued.

YIELD SPREAD
The difference in yield between various issues of securities.


-------------------------------------------------------------------------------

       1997 Semiannual Report    22     American Opportunity Income Fund

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-------------------------------------------------------------------------------

           1997 Semiannual Report    23     American Opportunity Income Fund

                        THIS PAGE WAS INTENTIONALLY LEFT BLANK.








-------------------------------------------------------------------------------

        1997 Semiannual Report      24       American Opportunity Income Fund

DIRECTORS
-------------------------------------------------------------------------------

DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
-------------------------------------------------------------------------------

WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

ROBERT H. NELSON, Vice President and Treasurer

SUSAN SHARP MILEY, Secretary

INVESTMENT ADVISER
-------------------------------------------------------------------------------

PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

CUSTODIAN, ACCOUNTING AND TRANSFER AGENT
-------------------------------------------------------------------------------

INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716

LEGAL COUNSEL
-------------------------------------------------------------------------------

DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402


FOR MORE INFORMATION

By Phone [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION

press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES

press 3, press 2, then press:

29      American Opportunity
        Income Fund

TO ORDER LITERATURE

press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE  [GRAPHIC]

http://www.piperjaffray.com/

[LOGO]


PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804


[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM 100% TOTAL RECOVERED FIBER,
       INCLUDING 15% POST-CONSUMER WASTE.


#21130    6/1997    186-97

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